Exhibit 10.96

EXECUTION

AMENDMENT NUMBER FIVE to the
MORTGAGE LOAN PARTICIPATION PURCHASE AND SALE AGREEMENT
dated as of September 14, 2015
among
BARCLAYS BANK PLC
and
PENNYMAC CORP.
and
PENNYMAC LOAN SERVICES, LLC

This AMENDMENT NUMBER FIVE (this “Amendment”) is made as of this 1st day of December, 2017, by and among Barclays Bank PLC (the “Purchaser” and the “Agent”), PennyMac Loan Services, LLC (the “Servicer”) and PennyMac Corp. (the “Seller”), and amends that certain Mortgage Loan Participation Purchase and Sale Agreement, dated as of September 14, 2015, as amended by Amendment Number One, dated as of August 31, 2016, and Amendment Number Two, dated as of December 2, 2016, Amendment Number Three, dated as of May 3, 2017 and Amendment Number Four, dated as of June 16, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and among the Purchaser, the Agent, the Servicer and the Seller.

WHEREAS, the Purchaser, the Agent, the Servicer and the Seller have agreed to amend the Purchase Agreement as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.Amendments. Effective as of the date hereof,

(a)Section 1 of the Purchase Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing such term with the following:

“Maturity Date” means February 1, 2018.

(b)Section 10 of the Purchase Agreement is hereby amended by deleting the wire instructions in subsection 10(o) in their entirety and replacing them with the following:

Bank Name: Bank of New York Mellon

Address: New York, NY

ABA Routing Number: ***-***-***

DDA Number: GLA ****** BHQ

Account Name: BBPLC LNBR Firm Cash W/H Gest USD

Ref: PennyMac Purchase Facility

Attention: Whole Loan Operations

Phone Validation:

302-286-1951 – Brian Kevil

302-286-1954 – Bob Mieczkowski

SECTION 2.Fees and Expenses.  Seller agrees to pay to Purchaser all fees and out of pocket expenses incurred by Purchaser in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchaser incurred in connection with this Amendment, in accordance with Section 21 of the Purchase Agreement. In addition, as a condition precedent to the effectiveness of this Amendment, Seller shall pay to Purchaser the Extension Fee set forth in Section 2 of Amendment Number 7 to Master Repurchase Agreement.

SECTION 3.Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

SECTION 4.Limited Effect.  Except as amended hereby, the Purchase Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment need not be made in the Purchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Purchase Agreement, any reference in any of such items to the Purchase Agreement being sufficient to refer to the Purchase Agreement as amended hereby.

SECTION 5.Representations. In order to induce Purchaser to execute and deliver this Amendment, each of the Servicer and the Seller hereby represents to Purchaser that as of the date hereof, (i) each of the Servicer and the Seller is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof and (ii) no default or event of default has occurred and is continuing under the Program Documents.

SECTION 6.Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5‑1402 of the New York General Obligations Law which shall be applicable).

SECTION 7.Counterparts.  For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

SECTION 8.Miscellaneous.

(a)This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

(b)The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Purchase Agreement or any provision hereof or thereof.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Purchaser, the Agent, the Servicer and the Seller have each caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

BARCLAYS BANK PLC,
as Purchaser and Agent

By:	/s/ Ellen Kiernan
Name: Ellen Kiernan
Title: Director

PENNYMAC CORP.,
as Seller

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

PENNYMAC LOAN SERVICES, LLC,
as Servicer

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

Amendment Number Five to Pricing Side Letter to Master Repurchase Agreement